UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2012

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL HIGH INCOME
FUND INC.

FORM N-Q

FEBRUARY 29, 2012

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 94.4%
CONSUMER DISCRETIONARY — 18.9%
Auto Components — 0.4%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	99,000		$104,816	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	945,267	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	690,000		702,075
Total Auto Components					1,752,158
Automobiles — 0.9%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,020,000		1,035,300
Escrow GCB General Motors	—	—	300,000		6,563	*(b)
Escrow GCB General Motors	—	—	3,500,000		76,562	*(b)
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	1,990,000		2,102,533	(c)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		318,637	(a)
Total Automobiles					3,539,595
Diversified Consumer Services — 0.6%
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		216,219	(c)
Service Corp. International, Senior Notes	7.500%	4/1/27	520,000		522,600	(c)
ServiceMaster Co., Senior Subordinated Notes	8.000%	2/15/20	390,000		413,400	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	910,000		996,450	(c)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	210,000		196,350
Total Diversified Consumer Services					2,345,019
Hotels, Restaurants & Leisure — 5.3%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	650,000		557,583	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	160,000		166,800
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,790,000		1,557,300
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		9,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,408,000	(c)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		372,220	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	1,361,860		1,459,529	(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		721,000	(a)(c)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,429,925		1,367,366	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,428,469
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	390,000		407,062	(a)(c)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		851,400	(a)(c)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	403,000		395,948	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	670,000		735,325	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,010,000		1,010,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	25,000		27,438
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		542,687
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,296,737
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,510,000		1,291,050
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	675,000		479,250
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	625,000		443,750
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,770,000		1,924,875
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	730,000		850,450	(c)
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	190,000		196,650

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		$148,750
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	930,000		962,550	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	150,000		139,500	(a)(f)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	640,000		672,800	(a)(c)
Total Hotels, Restaurants & Leisure					21,423,739
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		863,850
Media — 8.7%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		706,574	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	870,000		954,825	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,488,750	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		287,300
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	420,000		450,450
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,020,000		2,597,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordianted Notes	7.625%	3/15/20	520,000		520,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		70,000	(a)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,702,500	(c)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,274,400	(c)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	750,000		804,375
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	800,000		831,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,544,757	(c)
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	3,024,320
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	760,000		649,800	(a)(c)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,815,258	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	580,883	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	1,923,507	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		566,400
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	60,000		69,750
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	240,000		268,200	(c)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	890,000	EUR	1,081,994	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	876,820	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	314,516	(a)
Time Warner Inc.	6.500%	11/15/36	160,000		196,237	(c)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	290,774	(a)
United Business Media Ltd., Notes	5.750%	11/3/20	1,500,000		1,484,574	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	250,000		249,375	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		861,000	(a)(c)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	660,000		706,200	(a)(c)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		367,950	(a)(c)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,665,374	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	2,052,574	(a)
Total Media					35,277,637
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,060,000		988,450	(c)
Specialty Retail — 2.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	920,000		954,500	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail — continued
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	$2,230,852	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,758,172
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		927,000
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	2,490,000		2,654,863
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	490,000		497,963	(a)(c)
Total Specialty Retail					9,023,350
Textiles, Apparel & Luxury Goods — 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		630,500	(a)(c)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,219,531	(c)
Total Textiles, Apparel & Luxury Goods					1,850,031
TOTAL CONSUMER DISCRETIONARY					77,063,829
CONSUMER STAPLES — 1.8%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		894,900	(c)
Food & Staples Retailing — 0.1%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	530,000		565,775	(a)
Food Products — 1.1%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,413,912	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	848,675	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	500,000	EUR	652,827	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	340,000		351,050	(a)(c)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,132,800	(a)
Total Food Products					4,399,264
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		468,000	(a)(c)
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	430,000		473,000	(a)
Total Personal Products					941,000
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	630,000		634,725	(c)
TOTAL CONSUMER STAPLES					7,435,664
ENERGY — 16.1%
Energy Equipment & Services — 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	800,000		846,000	(c)
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	560,000		583,198	(c)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,375,000		1,426,562	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		775,800	(c)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	370,000		390,350	(a)(c)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	480,000		516,000	(a)(c)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000		863,850	(a)(c)
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		401,854	(c)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,110,000		2,363,200	(c)
Total Energy Equipment & Services					8,166,814
Oil, Gas & Consumable Fuels — 14.1%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000		61,427
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		363,630	(c)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	670,000		773,850	(c)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000		607,550
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000		219,975
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	620,000		666,500	(a)(c)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		186,031
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000		253,000	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	$865,050	(c)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	449,255	341,434	(a)(d)(e)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	335,981	(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,104,199	1,190,603	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000	2,398,750	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	1,059,000	1,095,843	(c)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,506,580	(c)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	87,008
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000	1,061,839	(f)
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	550,000	651,037	(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,230,000	1,107,000	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000	2,832,614	(a)(c)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,137,070
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000	392,646	(c)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	560,000	599,900	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,676,925	(a)(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000	1,023,572	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	490,000	537,775	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	220,000	238,700	(c)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	697,500
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	891,750	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,680,000	1,079,400
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	280,000	306,600	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000	901,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	462,000	489,720	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,119,300	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,895,050
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	442,848
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,925,273	(c)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000	828,378	(c)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000	2,698,250	(g)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,068,746	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,067,055	(a)(c)
Petronas Capital Ltd.	5.250%	8/12/19	2,385,000	2,705,186	(a)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000	635,180	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	690,000	303,600	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000	180,400	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000	655,200	(c)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	584,525	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	1,115,400	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,275,000	2,434,250	(c)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	515,200	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000	1,198,330	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	946,125	(a)(c)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,100,000	1,159,125	(a)(c)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	270,000	274,050
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	110,000	113,575
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000	960,225	(c)
TNK-BP Finance SA	6.625%	3/20/17	300,000	331,500	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	140,000	157,850	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,490,000	1,728,400	(a)(c)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	750,000	723,750	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	650,496

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	790,000		$556,950	(a)
Total Oil, Gas & Consumable Fuels					57,552,477
TOTAL ENERGY					65,719,291
FINANCIALS — 11.7%
Capital Markets — 1.3%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		358,091	(c)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,630,144	(c)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,512,890	(c)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		424,991	(c)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		498,948	(c)
Total Capital Markets					5,425,064
Commercial Banks — 2.1%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	900,000		878,625	(a)(c)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	830,000		849,075	(a)(c)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,340,000		1,572,718	(a)(c)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	185,654		186,118	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		441,000	(a)(c)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,480,842	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		382,950	(c)(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,332,000		1,307,559	(c)
Santander Issuances SAU, Subordinated Notes	5.911%	6/20/16	300,000		285,106	(a)
Total Commercial Banks					8,383,993
Consumer Finance — 1.8%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,290,100
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,280,000		1,452,800	(c)
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,194,287	(c)
American Express Co., Notes	7.000%	3/19/18	260,000		320,605	(c)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,254,826
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,039,800	(c)
Total Consumer Finance					7,552,418
Diversified Financial Services — 4.8%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		509,027	(c)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,675,733	(c)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	676,000		785,005	(c)
Boats Investments (Netherlands) BV, Secured Notes	8.887%	12/15/15	1,359,837	EUR	1,032,674	(d)(f)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,484,870	(c)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		751,367	(c)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,273,638	(c)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		509,812
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,834,650
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		2,827,305
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,847,817	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,100,000	EUR	1,502,168	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		490,000	(a)(f)
Total Diversified Financial Services					19,524,066
Insurance — 1.3%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/68	220,000		234,025	(f)
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		4,803,368	(c)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	6/30/12	240,000		202,485	(f)(h)
Total Insurance					5,239,878

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		$1,595,049	(a)(c)
TOTAL FINANCIALS					47,720,468
HEALTH CARE — 4.9%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	370,000		403,763	(c)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	160,000		175,000	(c)(d)
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	656,557	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	410,348	(a)
Total Health Care Equipment & Supplies					1,645,668
Health Care Providers & Services — 4.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,030,000		1,076,350	(c)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	862,332		869,877	(d)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		720,250	(c)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000		585,650	(c)
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	620,000		651,000	(c)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	400,000		426,000	(a)(c)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,560,000		2,406,400
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	250,000	GBP	369,884	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	500,000		490,000	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,220,000		1,360,300	(c)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		127,600	(a)(c)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,631,250	(c)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,416,184	(c)
INC Research LLC, Senior Notes	11.500%	7/15/19	380,000		366,700	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	780,000		713,700	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	10,000		8,675
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000		251,550	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,101,490	(c)
US Oncology Inc. Escrow	—	—	150,000		3,000	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	600,000		634,500	(c)
Total Health Care Providers & Services					16,210,360
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,964,609	(a)
TOTAL HEALTH CARE					19,820,637
INDUSTRIALS — 11.1%
Aerospace & Defense — 1.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	510,000		543,150
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	860,000		927,187
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,310,000		1,418,075	(c)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		519,800
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,643,000	(a)
Total Aerospace & Defense					5,051,212
Airlines — 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	390,740		382,925	(a)(c)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,434,530
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		141,804	(c)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	623,625		632,980	(c)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	10,000		10,150	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	890,000		930,050	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	260,000		243,100	(c)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	65,874		67,607

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	416,465	$422,712	(c)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	254,000	273,685	(a)(c)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,062,000	1,123,065	(a)(c)
Total Airlines				5,662,608
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	143,650	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,240,000	1,351,600	(a)(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000	379,800	(a)(c)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	520,000	526,500	(a)(c)
Total Building Products				2,401,550
Commercial Services & Supplies — 1.4%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000	1,824,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000	1,627,750	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,090,000	1,084,550
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000	480,700	(a)(c)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000	457,950
Total Commercial Services & Supplies				5,474,950
Construction & Engineering — 0.9%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000	770,000	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000	661,500	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	2,310,000	2,373,525	(a)
Total Construction & Engineering				3,805,025
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,960,000	1,764,000	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000	603,450	(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000	765,930	(a)(c)
Total Industrial Conglomerates				1,369,380
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,200,000	1,248,000	(a)(c)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	990,000	925,650	(a)(c)
Total Machinery				2,173,650
Marine — 0.6%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	520,000	517,400	(a)(b)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	680,000	635,800	(a)(b)(d)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,580,000	1,323,250	(c)
Total Marine				2,476,450
Road & Rail — 1.3%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,086,555	1,679,677	(d)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	100,000	101,500	(c)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000	889,200	(c)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	245,000	273,788	(c)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,090,000	1,197,637	(c)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	887,000	993,440
Total Road & Rail				5,135,242
Trading Companies & Distributors — 1.2%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000	624,750	(a)(c)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,590,000	1,653,600	(c)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	502,000	517,060	(a)
UR Financing Escrow Corp., Senior Notes	7.375%	5/15/20	502,000	516,432	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Trading Companies & Distributors — continued
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,506,000		$1,562,475	(a)
Total Trading Companies & Distributors					4,874,317
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	760,000		433,200	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	1,149,108	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,550,000		1,464,750	(a)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,830,000		1,784,250	(a)(c)
Total Transportation					4,831,308
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	160,000		169,000	(a)
TOTAL INDUSTRIALS					45,188,692
INFORMATION TECHNOLOGY — 1.5%
IT Services — 0.4%
First Data Corp., Senior Notes	10.550%	9/24/15	657,229		680,232
First Data Corp., Senior Notes	12.625%	1/15/21	800,000		844,000
First Data Corp., Senior Secured Notes	7.375%	6/15/19	70,000		71,137	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	160,000		169,200	(a)
Total IT Services					1,764,569
Semiconductors & Semiconductor Equipment — 1.0%
CEVA Group PLC, Senior Secured Notes	12.750%	3/31/20	310,000		289,850	(a)(e)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,010,000		1,116,050	(a)(c)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,740,000		1,846,575
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		575,050	(a)
Total Semiconductors & Semiconductor Equipment					3,827,525
Software — 0.1%
Sophia LP/Sophia Finance Inc., Senior Notes	9.750%	1/15/19	330,000		356,400	(a)
TOTAL INFORMATION TECHNOLOGY					5,948,494
MATERIALS — 11.9%
Chemicals — 1.0%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		987,900	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		713,550	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,028,802	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	225,000		252,563	(c)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,000,000	EUR	1,149,108	(a)
Total Chemicals					4,131,923
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,327,194	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		681,450	(a)(c)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,264,450
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,344,847	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	1,180,000		1,221,300	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	1,100,000		1,171,500	(a)(c)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,100,000		1,080,750	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,403,150	(a)(c)
Total Containers & Packaging					11,494,641
Metals & Mining — 6.2%
China Oriental Group Co., Ltd.	7.000%	11/17/17	1,060,000		940,750	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,036,059	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		$498,330	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		496,125	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		245,525	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,440,000		2,418,650	(a)(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,052,800	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	200,000		212,500	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,290,000		1,431,900	(a)(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	800,000		837,441	(c)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,990,000		1,373,100	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	700,000		609,000	(a)(c)
New World Resources NV, Senior Bonds	7.375%	5/15/15	710,000	EUR	969,581	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,210,000		1,355,200
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000		894,625	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,713,000		1,772,955
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		401,347
Southern Copper Corp., Senior Notes	6.750%	4/16/40	921,000		1,012,513	(c)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	500,000		496,250	(a)(c)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		4,104,447	(c)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		1,008,420	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,290,000		1,348,050	(a)(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		800,950	(a)(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		161,600	(a)
Total Metals & Mining					25,478,118
Paper & Forest Products — 1.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		831,740
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	462,000		549,018	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		249,348	(a)
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	952,000		571,200	(a)(b)
Empresas CMPC SA, Notes	4.750%	1/19/18	460,000		484,470	(a)(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000		461,450	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		277,200	(a)(c)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	2,917,736	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		295,650	(a)(c)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,820,000		910,000	(c)
Total Paper & Forest Products					7,547,812
TOTAL MATERIALS					48,652,494
TELECOMMUNICATION SERVICES — 12.0%
Diversified Telecommunication Services — 8.9%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		276,495	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		2,525,250	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		826,000	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		557,375	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		366,035	(c)
Cincinnati Bell Inc., Senior Notes	8.250%	10/15/17	1,945,000		2,017,937	(c)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		949,500	(a)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,310,000		1,408,250	(a)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,385,000		1,468,100
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,920,000		2,112,000	(c)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,700,000		1,757,375
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		250,197	(c)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,320,000		1,412,400	(a)
Matterhorn Mobile Holdings SA, Senior Notes	8.250%	2/15/20	160,000	EUR	220,629	(a)(e)
Matterhorn Mobile SA, Senior Notes	6.750%	5/15/19	150,000	CHF	169,375	(a)(e)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	135,870		133,832	(a)(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		412,480	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	580,000		$606,100
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		2,966,805	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		705,525	(a)(c)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		550,625	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	828,000		893,164	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,438,883	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,319,783	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		452,575	(a)(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		206,500	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,615,587	(a)
West Corp., Senior Notes	8.625%	10/1/18	900,000		992,250	(c)
West Corp., Senior Notes	7.875%	1/15/19	1,100,000		1,194,875	(c)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	670,000		714,388
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	460,000		449,650	(a)(c)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,561,285	EUR	3,019,973	(a)(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,170,000		2,294,775
Total Diversified Telecommunication Services					36,284,688
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		597,250	(c)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		1,021,500	(a)(c)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	640,000		689,600	(c)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,010,000		1,042,825	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	450,000		462,375	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,516,287	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	210,595	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,550,000		1,216,750	(c)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,140,000		2,810,300	(c)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,780,000		1,989,150	(a)(c)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,015,000		1,111,425
Total Wireless Telecommunication Services					12,668,057
TOTAL TELECOMMUNICATION SERVICES					48,952,745
UTILITIES — 4.5%
Electric Utilities — 1.9%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	503,337		510,887	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		445,550	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,840,000		2,900,492	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		345,463
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		454,175	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	411,735		419,969
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,040,000		1,902,300	(c)
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	610,000		167,750
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,070,000		727,600	(a)
Total Electric Utilities					7,874,186
Independent Power Producers & Energy Traders— 2.5%
AES Corp., Senior Notes	7.375%	7/1/21	470,000		538,150	(a)(c)
AES Gener SA, Notes	5.250%	8/15/21	450,000		472,500	(a)(c)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000		656,000	(a)(c)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	470,000		521,700	(a)(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	260,000		283,400	(a)(c)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,450,000		1,587,750	(a)(c)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		808,248	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Independent Power Producers & Energy Traders— continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	480,000		$523,800
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000		951,750	(a)(c)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,240,000		1,326,800	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000		2,111,200	(c)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	185,116		190,670	(c)
Total Independent Power Producers & Energy Traders					9,971,968
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000		490,975	(a)
TOTAL UTILITIES					18,337,129
TOTAL CORPORATE BONDS & NOTES (Cost — $372,987,323)					384,839,443
ASSET-BACKED SECURITIES — 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		1	(a)(b)(i)
Greenpoint Manufactured Housing, 1999-2 A2	3.027%	3/18/29	425,000		317,196	(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.743%	6/19/29	200,000		148,016	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.779%	2/20/30	200,000		146,119	(f)
Greenpoint Manufactured Housing, 2000-6 A3	2.277%	11/22/31	325,000		270,741	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.796%	2/20/32	350,000		265,922	(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.790%	3/13/32	475,000		359,029	(f)
Sail Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(b)(i)(j)
Sail Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		0	(a)(b)(i)(j)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,824,086)					1,507,024
COLLATERALIZED SENIOR LOANS — 3.1%
CONSUMER DISCRETIONARY — 1.1%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000		2,070,000	(k)
Hotels, Restaurants & Leisure — 0.1%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	258,700		257,407	(k)
Media — 0.5%
Newsday LLC, Term Loan B	10.500%	8/1/13	2,000,000		2,065,834	(k)
TOTAL CONSUMER DISCRETIONARY					4,393,241
INDUSTRIALS — 1.0%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	120,253		120,253	(b)(k)
Trico Shipping AS, Term Loan B	—	5/13/14	211,724		211,724	(b)(k)(l)
Total Marine					331,977
Trading Companies & Distributors — 0.9%
United Rentals Inc.	—	4/13/12	1,791,458		1,791,458	(b)(e)(k)(l)
United Rentals Inc.	—	1/17/13	1,887,324		1,887,324	(b)(e)(k)(l)
Total Trading Companies & Distributors					3,678,782
TOTAL INDUSTRIALS					4,010,759
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.5%
First Data Corp., Term Loan B	4.245%	3/23/18	636,236		572,480	(k)
First Data Corp., Term Loan B2	2.995%	9/24/14	771,653		739,968	(k)
SRA International Inc., Term Loan B	6.500-7.500%	7/20/18	549,543		543,017	(k)
TOTAL INFORMATION TECHNOLOGY					1,855,465
MATERIALS — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	400,000	EUR	506,274	(k)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	1,794,194		$1,794,194	(k)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $12,533,486)					12,559,933
CONVERTIBLE BONDS & NOTES — 0.5%
CONSUMER DISCRETIONARY — 0.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,310,000		1,008,700	(a)
INDUSTRIALS — 0.2%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	878,181		592,772	(b)(e)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	243,939		79,280	(b)(e)
TOTAL INDUSTRIALS					672,052
MATERIALS — 0.1%
Hercules Inc.	6.500%	6/30/29	240,000		195,300
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,524,419)					1,876,052
SOVEREIGN BONDS — 24.3%
Argentina — 0.6%
Republic of Argentina	7.820%	12/31/33	837,561	EUR	752,104	(f)
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	5,548,107	EUR	905,488	(m)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	69,691
Republic of Argentina, Senior Notes	8.750%	6/2/17	591,998		593,478
Total Argentina					2,320,761
Brazil — 2.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	679,810
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,633,000	BRL	7,693,553
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		3,401,294
Total Brazil					11,774,657
Chile — 0.3%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		370,440	(a)(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		837,675
Total Chile					1,208,115
Colombia — 1.3%
Republic of Colombia	11.750%	2/25/20	544,000		864,960
Republic of Colombia	7.375%	9/18/37	2,392,000		3,370,328	(g)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		407,055
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		641,424
Total Colombia					5,283,767
India — 0.5%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		433,570	(a)(c)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,840,000		1,757,200	(a)(c)(f)
Total India					2,190,770
Indonesia — 3.1%
Republic of Indonesia, Notes	5.250%	1/17/42	3,120,000		3,342,300	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		200,269	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	15,399,000,000	IDR	2,292,706
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	25,206,000,000	IDR	4,081,846
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		213,350	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,814,637
Republic of Indonesia, Senior Notes	4.875%	5/5/21	562,000		618,902	(a)
Total Indonesia					12,564,010

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Malaysia — 0.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,755,000	MYR	$3,335,432
Government of Malaysia, Senior Bonds	4.262%	9/15/16	250,000	MYR	87,180
Total Malaysia					3,422,612
Mexico — 2.2%
Mexican Bonos, Bonds	8.000%	6/11/20	72,067,800	MXN	6,351,156
Mexican Bonos, Bonds	8.500%	11/18/38	9,890,000	MXN	847,930
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	889,689
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,630
United Mexican States, Medium-Term Notes	6.750%	9/27/34	266,000		348,460	(c)
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		151,590	(c)
United Mexican States, Senior Notes	5.125%	1/15/20	360,000		413,100
Total Mexico					9,006,555
Panama — 0.7%
Republic of Panama	9.375%	4/1/29	975,000		1,563,413
Republic of Panama	6.700%	1/26/36	937,000		1,225,596
Total Panama					2,789,009
Peru — 1.8%
Republic of Peru	8.750%	11/21/33	2,644,000		4,081,014
Republic of Peru, Bonds	7.840%	8/12/20	5,713,000	PEN	2,479,408
Republic of Peru, Bonds	6.550%	3/14/37	703,000		894,567
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		67,700
Total Peru					7,522,689
Philippines — 0.2%
Republic of Philippines, Senior Bonds	5.500%	3/30/26	520,000		599,950	(c)
Poland — 1.3%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,950,500	(c)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		958,975	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000		2,220,037	(c)
Total Poland					5,129,512
Russia — 2.3%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		497,284	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000		432,742	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000		377,400	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	6,875,808		8,216,590	(a)(g)
Total Russia					9,524,016
Sri Lanka — 0.2%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	700,000		681,848	(a)
Turkey — 1.6%
Republic of Turkey, Notes	6.750%	5/30/40	2,322,000		2,507,760
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000		522,500
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000		3,457,500
Total Turkey					6,487,760
Venezuela — 4.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000		12,927,596	(a)(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000		371,450
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000		1,402,980	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	$918,750
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	369,198
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	218,400
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000	2,299,050	(a)
Total Venezuela				18,507,424
TOTAL SOVEREIGN BONDS (Cost — $89,777,723)				99,013,455

			SHARES
COMMON STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.3%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,209	92,418	*(b)(e)
Media — 0.3%
Charter Communications Inc., Class A Shares			15,345	973,027	*(c)
TOTAL CONSUMER DISCRETIONARY				1,065,445
INDUSTRIALS — 0.2%
Marine — 0.2%
DeepOcean Group Holding AS			56,705	921,456	*(e)
Horizon Lines Inc., Class A Shares			23,105	82,023	*
TOTAL INDUSTRIALS				1,003,479
TOTAL COMMON STOCKS (Cost — $2,160,293)				2,068,924
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc. (Cost - $2,940,082)	7.500%		27,000	2,674,350
PREFERRED STOCKS — 0.7%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		16,000	412,640
FINANCIALS — 0.6%
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%		90,029	2,113,881	(f)
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		5,950	160,947	(f)
TOTAL FINANCIALS				2,274,828
TOTAL PREFERRED STOCKS (Cost — $2,595,086)				2,687,468

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS — 0.3%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $92.00		3/21/12	16,934,400	20,618	(e)
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00		6/20/12	33,829,600	1,117,566	(e)
TOTAL PURCHASED OPTIONS (Cost — $1,347,124)				1,138,184

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	2,675	$83,928
Buffets Restaurant Holdings	4/28/14	570	6	*(e)
Charter Communications Inc.	11/30/14	752	14,130	*(e)
CMP Susquehanna Radio Holdings Co.	3/23/19	12,259	65,218	*(a)(b)(e)
Nortek Inc.	12/7/14	1,301	2,927	*(b)(e)
SemGroup Corp.	11/30/14	3,390	24,408	*(b)
TOTAL WARRANTS (Cost — $101,354)			190,617
TOTAL INVESTMENTS — 124.8% (Cost — $488,790,976#)			508,555,450
Liabilities in Excess of Other Assets — (24.8)%			(100,947,206)
TOTAL NET ASSETS — 100.0%			$407,608,244

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.
(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	The coupon payment on these securities is currently in default as of February 29, 2012.
(j)	Value is less than $1.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of February 29, 2012. The interest rate for fully unfunded term loans is to be determined.
(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	CHF	- Swiss Franc
	EUR	- Euro
	GBP	- British Pound
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.17 Index, Put	3/21/12	$94.00	12,544,000	$42,197	(e)
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	67,659,200	987,266	(e)
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.17 Index, Put	3/21/12	97.00	8,467,200	100,727	(e)
TOTAL WRITTEN OPTIONS (Premiums received — $1,580,168)				$1,130,190

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

Summary of Investments by Country †

United States	46.9%
Brazil	5.3
Mexico	5.1
United Kingdom	4.1
Russia	3.8
Venezuela	3.7
Indonesia	3.0
Luxembourg	2.6
Cayman Islands	1.7
Colombia	1.6
Netherlands	1.6
Germany	1.5
Peru	1.5
Malaysia	1.3
Turkey	1.3
Italy	1.1
India	1.1
Bermuda	1.1
Ireland	1.1
Poland	1.0
Chile	1.0
Spain	0.8
Panama	0.7
South Africa	0.7
Argentina	0.7
Australia	0.7
France	0.6
Austria	0.6
Canada	0.6
Kazakhstan	0.6
Norway	0.3
Qatar	0.3
Jersey	0.3
Marshall Islands	0.3
United Arab Emirates	0.2
Trinidad and Tobago	0.2
Belgium	0.2
Mongolia	0.2
China	0.2
Sri Lanka	0.1
Sweden	0.1
Philippines	0.1
Singapore	0.1
100.0%

† As a percentage of total investments. Please note that Fund holdings are as of Februrary, 29, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund  values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$383,650,576	$1,188,867	$384,839,443
Asset-backed securities	—	1,507,024	—	1,507,024
Collateralized senior loans	—	8,881,151	3,678,782	12,559,933
Convertible bonds & notes	—	1,204,000	672,052	1,876,052
Sovereign bonds	—	99,013,455	—	99,013,455
Common stocks:
Consumer discretionary	$973,027	—	92,418	1,065,445
Industrials	82,023	—	921,456	1,003,479
Convertible preferred stocks	2,674,350	—	—	2,674,350
Preferred stocks	2,687,468	—	—	2,687,468
Purchased options	—	1,138,184	—	1,138,184
Warrants	—	173,554	17,063	190,617
Total long-term investments	$6,416,868	$495,567,944	$6,570,638	$508,555,450
Total investments	$6,416,868	$495,567,944	$6,570,638	$508,555,450
Other financial instruments:
Futures contracts	$4,382	—	—	$4,382
Forward foreign currency contracts	—	$35,217	—	35,217
Credit default swaps‡	—	243,844	—	243,844
Total other financial instruments	$4,382	$279,061	—	$283,443
Total	$6,421,250	$495,847,005	$6,570,638	$508,838,893

Notes to schedule of investments (unaudited) (continued)

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$1,130,190	—	$1,130,190
Forward foreign currency contracts	—	994,285	—	994,285
Total	—	$2,124,475	—	$2,124,475

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE		CONVERTIBLE	COMMON STOCKS
INVESTMENTS IN SECURITIES	BONDS & NOTES	COLLATERALIZED SENIOR LOANS	BONDS & NOTES	CONSUMER DISCRETIONARY	INDUSTRIALS	WARRANTS	TOTAL
Balance as of May 31, 2011	$869,279	$423,449	—	—	$23,403	$22,889	$1,339,020
Accrued premiums/discounts	8,293	—	$7,778	—	—	—	16,071
Realized gain (loss)[l]	(2,411)	—	(1)	—	43,660	—	41,248
Change in unrealized appreciation (depreciation)[2]	(279,567)	—	(595,159)	—	(23,403)	66,743	(831,386)
Purchases	1,320,515	3,678,782	1,396,181	$92,418	—	—	6,487,896
Sales	(412,726)	(423,449)	(136,747)	—	(43,660)	—	(1,016,582)
Transfers into Level 3[3]	—	—	—	—	921,456	17,057	938,513
Transfers out of Level 3[4]	(314,516)	—	—	—	—	(89,626)	(404,142)
Balance as of February 29, 2012	$1,188,867	$3,678,782	$672,052	$92,418	$921,456	$17,063	$6,570,638
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2012[2]	$(108,039)	—	$(595,159)	—	—	—	$(703,198)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1 This amount is included in net realized gain (loss) from investment transactions.

2 Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3 Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

4 Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to schedule of investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to schedule of investments (unaudited) (continued)

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to schedule of investments (unaudited) (continued)

(h) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Foreign investment risk.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager

Notes to schedule of investments (unaudited) (continued)

attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 29, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $2,124,475. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$36,895,441
Gross unrealized depreciation	(17,130,967)
Net unrealized appreciation	$19,764,474

Transactions in reverse repurchase agreements for the Fund during the period ended February 29, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$16,111,014	0.63%	$17,680,342

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 0.75% during the period ended February 29, 2012. Interest expense incurred on reverse repurchase agreements totaled $76,253.

At February 29, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	6/27/2011	TBD*	$9,894,192
Deutsche Bank Securities Inc.	0.65%	6/27/2011	TBD*	2,725,684
				$12,619,876

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On February 29, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $14,285,168.

Notes to schedule of investments (unaudited) (continued)

During the period ended February 29, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2011	166,460,000	$2,809,226
Options written	103,770,400	1,764,388
Options closed	(19,900,000)	(592,160)
Options expired	(161,660,000)	(2,401,286)
Written options, outstanding as of February 29, 2012	88,670,400	$1,580,168

At February 29, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 5-Year Notes	135	6/12	$16,632,585	$16,628,203	$4,382

At February 29, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Citibank N.A.	1,500,000	$2,385,051	5/16/12	$25,782
Mexican Peso	Morgan Stanley & Co. Inc.	50,397,085	3,900,912	5/16/12	(35,591)
Swiss Franc	Citibank N.A.	396,100	438,207	5/16/12	9,435
					(374)
Contracts to Sell:
Brazilian Real	Citibank N.A.	7,240,000	4,203,162	3/15/12	(25,435)
Brazilian Real	JPMorgan Chase	6,503,080	3,775,345	3/15/12	(24,578)
Euro Currency	JPMorgan Chase	1,276,360	1,700,579	3/15/12	(4,839)
British Pound	Citibank N.A.	1,194,419	1,899,167	5/16/12	(20,609)
British Pound	Credit Suisse	1,583,000	2,517,024	5/16/12	(14,475)
British Pound	UBS AG	3,308,971	5,261,377	5/16/12	(29,562)
Euro Currency	Citibank N.A.	13,241,018	17,647,096	5/16/12	(373,526)
Euro Currency	Credit Suisse	4,060,753	5,412,008	5/16/12	(58,129)
Euro Currency	UBS AG	6,700,000	8,929,490	5/16/12	(43,749)
Euro Currency	UBS AG	18,182,855	24,233,378	5/16/12	(342,379)
Polish Zloty	Citibank N.A.	1,742,895	558,220	5/16/12	(20,023)
Swiss Franc	Citibank N.A.	150,000	165,946	5/16/12	(1,390)
					(958,694)
Net unrealized loss on open forward foreign currency contracts					$(959,068)

At February 29, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID	UNREALIZED DEPRECIATION
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$3,783,000	12/20/16	0.050% quarterly	$66,503	$108,761	$(42,258)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	5,723,000	12/20/16	0.050% quarterly	100,607	175,267	(74,660)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,455,000	12/20/16	0.050% quarterly	25,578	43,650	(18,072)
Morgan Stanley & Co. Inc. (CDX.NA.HY.17 Index)	2,910,000	12/20/16	0.050% quarterly	51,156	90,938	(39,782)
Total	$13,871,000			$243,844	$418,616	$(174,772)

1 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery

Notes to schedule of investments (unaudited) (continued)

value of the underlying securities comprising the referenced index.

2 The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3 The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood  of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been  closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡  Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 29, 2012.

Primary	Purchased	Written	Futures Contracts		Forward Foreign Currency Contracts		Swap
Underlying Risk Disclosure	Options, at value	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Risk	—	—	$4,382	—	—	—	—	$4,382
Foreign Exchange Risk	—	—	—	—	$35,217	$(994,285)	—	(959,068)
Credit Risk	$1,138,184	$(1,130,190)	—	—	—	—	$243,844	251,838
Total	$1,138,184	$(1,130,190)	$4,382	—	$35,217	$(994,285)	$243,844	$(702,848)

During the period ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$404,968
Written options	1,006,814
Forward foreign currency contracts (to buy)	8,488,006
Forward foreign currency contracts (to sell)	74,068,002
Futures contracts (to sell)	16,477,277

	Average Notional Balance‡
Interest rate swap contracts†	5,540,097	BRL
Credit default swap contracts (to buy protection)	1,387,100

†At February 29, 2012, there were no open positions held in this derivative.

‡ Amounts are denominated in U.S. dollars, unless otherwise noted.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2012